POWER OF ATTORNEY
FOR EXECUTING FORMS 3, 4 AND 5

	Know all by these presents that the undersigned hereby constitutes and appoints each of Asha Amin, Connor Kuratek and Tessa Patti signing singly, his
or her true and lawful attorney-in-fact to: (1)	execute for and on behalf of
the undersigned Forms 3, 4 and 5 in accordance with Section 16(a) of the
Securities Exchange Act of 1934 and the rules thereunder;
(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3,
4 or 5 and the timely filing of such form with the United States Securities and
Exchange Commission and any other authority; and
(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in
his or her discretion. 	The undersigned hereby grants to each such
attorney-in-fact full power and authority to do and perform each and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned?s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934, as amended. This authorization shall remain in effect unless and until it is revoked in writing by the undersigned. undersigned. IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 9th day of July, 2025.
							/s/ Bruce Broussard 							Bruce Broussard